Exhibit 99.1

Contact:	Jim Fingeroth/Wendi Kopsick
Kekst and Company
(212) 521-4819/4867

FOR IMMEDIATE RELEASE

IFF ANNOUNCES MANAGEMENT SUCCESSION PLAN

     --Search Initiated for a Successor to Richard A. Goldstein
Upon his Retirement as Chairman and CEO at Annual Meeting--

NEW YORK, January 17, 2006 – International Flavors & Fragrances Inc. (NYSE: IFF) (“IFF” or “the Company”) today announced a management succession plan to assure a smooth transition of leadership upon the retirement of Chairman and Chief Executive Officer Richard A. Goldstein. Mr. Goldstein plans to retire following this year’s Annual Shareholder Meeting, scheduled for May 9, 2006.

The Company’s Board of Directors has retained the executive search firm of Spencer Stuart to assist in identifying Mr. Goldstein’s successor.

Mr. Goldstein commented, “Over the past five and a half years, we have made excellent strides in reinforcing IFF’s industry leadership, strengthening our research and development capabilities, and enhancing our technological innovation and customer service. I am confident that, with the progress we have made, IFF is well positioned to deliver long-term growth and increased value for shareholders. As a result, the Board and I believe the timing is now right to put this succession plan into effect, and I look forward to working to assure a seamless transition.”

Arthur C. Martinez, Lead Director, speaking on behalf of the Board of Directors, said, “We thank Dick for his leadership over the past five and a half years. During his tenure, Dick has overseen key strategic initiatives, including the successful acquisition and integration of Bush Boake Allen, and significant investments in product development and technology, which put IFF in a strong position for the future.”

Mr. Goldstein, 64, has served as Chairman and Chief Executive Officer of the Company since June 2000. Prior to that, he was President and Chief Executive Officer of Unilever United States, Inc. Mr. Goldstein serves on the Boards of Directors of Fiduciary Trust Company International, The Interpublic Group of Companies, Inc., and Continuum Health Partners, Inc.

IFF is a leading creator and manufacturer of flavors and fragrances used in a wide variety of consumer products – from fine fragrances and toiletries, to soaps, detergents and other household products, to beverages and food products. IFF is dedicated to The Pursuit of Excellence in every area of its business, using knowledge, creativity, innovation and technology to continually provide customers with the highest quality products and service and superior consumer understanding.

 IFF has sales, manufacturing and creative facilities in 31 countries worldwide. For more information, please visit our Web site at www.iff.com.

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
Statements in this report, which are not historical facts or information, are "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's reasonable current assumptions and expectations. Certain of such forward-looking information may be identified by such terms as "expect", "anticipate", "believe", "may" and similar terms or variations thereof. All information concerning the restructuring charges and expected savings, and other future financial results or financial position, constitutes forward-looking information. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management's expectations. Such factors include, among others, the following: general economic and business conditions in the Company's markets, including economic, population health and political uncertainties; interest rates; the price, quality and availability of raw materials; the Company's ability to implement its business strategy, including the achievement of anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation in the Company's principal foreign markets and the success of the Company's hedging and risk management strategies. The Company intends its forward-looking statements to speak only as of the time of such statements and does not undertake to update or revise them as more information becomes available or to reflect changes in expectations, assumptions or results.

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